	                AST RESEARCH, INC.
1994 ONE-TIME GRANT STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

	1.	PURPOSE.
		The AST Research, Inc. 1994 One-Time Grant Stock Option Plan
for Non-Employee Directors is intended to provide incentive to those persons who are non-employee directors of AST Research, Inc., a Delaware corporation, ("Corporation") on July 1, 1994, to encourage such
Participants to acquire a proprietary interest in the Corporation and to continue their association with the Corporation.
	2.	DEFINITIONS.
		(a)	"Annual Meeting" shall mean the Corporation's Annual
Meeting of Stockholders held on October 27, 1994, or any postponement or adjournment thereof.
		(b)	"Board" shall mean the Board of Directors of the
Corporation.
		(c)	"Code" shall mean the Internal Revenue Code of 1986,
as amended.
		(d)	"Committee" shall mean the Committee appointed by the
Board as set forth in Section 4 hereof.
		(e)	"Common Stock" shall mean the Common Stock, $.01 par
value, of the Corporation.
		(f)	"Corporation" shall mean AST Research, Inc., a
Delaware corporation.
		(g)	"Disability" shall mean the condition, as determined
by the Board or Committee, of a Participant who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than twelve (12) months.  The Board or
Committee's determination of Disability or the absence thereof shall be conclusive and binding on all interested parties.
		(h)	"Effective Date" shall mean the date of effectiveness
of the Plan which shall be the date of approval of this Plan by the stockholders of the Corporation.
		(i)	"Exercise Price" shall mean the price per share of
Common Stock at which an Option may be exercised.
		(j)	"Fair Market Value" shall mean the value of one (1)
share of Common Stock, determined as follows:
			(i)	If the Common Stock is not listed or admitted to
trading on a stock exchange, the last sale price of the Common Stock in the over-the-counter market on the date of valuation, or,
			(ii)	If the Common Stock is then listed or admitted
to trading on any stock exchange, the closing sale price on the date of valuation on the principal stock exchange on which the Common Stock is then listed or admitted to trading.
			If no closing sale price is quoted on such day, or if
no sale takes place on such day on such principal exchange, as the case may be, then the closing sale price on the over-the-counter market or the closing sale price of the Common Stock on such exchange on the next preceding day on which a sale occurred or closing sale price was reported, as the case may be, shall be the Fair Market Value.  During such times as there is not a market price available, the Fair Market
Value shall be determined by the Board or the Committee in good faith, which determination shall be conclusive and binding on all interested parties.
		(k)	"Grant Date" shall mean July 1, 1994.
		(l)	"Option" shall mean any stock option granted pursuant
to the Plan.
		(m)	"Option Agreement" shall mean the written agreement
entered into between the Corporation and the Optionee with respect to which an Option or Options are granted under the Plan.
		(n)	"Optionee" shall mean a Participant who has received
an Option.
		(o)	"Participant" shall mean a member of the Board on the
Grant Date who is not also an employee (within the meaning of Code
Section 3401 and the regulations thereunder) of the Corporation.
		(p)	"Plan" shall mean this AST Research, Inc. 1994 One-
Time Grant Stock Option Plan for Non-Employee Directors.
		(q)	"Purchase Price" shall mean the Exercise Price times
the number of whole shares of Common Stock with respect to which an
Option is exercised.
	3.	ADOPTION AND EFFECTIVE DATE OF PLAN.
		Unless the Plan shall theretofore have been terminated, the
Plan shall be effective on the approval of the stockholders of the
Corporation, and shall terminate ten (10) years after such effective date.
	4.	ADMINISTRATION.
		The Plan shall be administered by the Board or by a
committee of two (2) or more persons appointed by the Board, such committee, or the Board, if it administers the Plan, being hereinafter the "Committee."  The Committee shall be responsible for carrying out the terms of the Plan with respect to all Plan administration matters.
Acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by all of the members of the
Committee, shall be the valid acts of the Committee.
		The administration, interpretation or application of the
Plan by the Committee shall be final, conclusive and binding upon all Participants. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the
Plan or any Option granted thereunder.
	5.	ELIGIBILITY.
		The persons who shall be eligible to receive Options under
the Plan shall be all persons who are non-employee directors of the
Corporation on July 1, 1994.
	6.	STOCK.
		The stock subject to Options granted under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Common
Stock. The aggregate number of shares which may be issued under Options exercised under the Plan shall not exceed 250,000 shares, and the maximum number of shares of Common Stock with respect to which any
Participant may receive Options hereunder during any calendar year may not exceed 50,000.  The number of shares subject to Options outstanding under the Plan at any time may not exceed the number of shares available for issuance under the Plan.  The limitations established by this
Section 6 shall be subject to adjustment upon the occurrence of the events specified and in the manner provided in Section 9 hereof.
	7.	PARTICIPANTS; TIMING AND SIZE OF OPTION GRANTS.
		On the Grant Date, but subject to approval of stockholders,
each Participant shall be granted an Option under the Plan covering
50,000 shares of Common Stock.  All such Option grants are subject to the limitation set forth in Section 6 hereof.  As more specifically set forth in Section 8(f) below, Options shall vest and become exercisable at the rate of twelve and one-half percent (12.5%) per year, commencing on the first anniversary of the Grant Date, and shall be fully vested and exercisable on the eighth (8th) anniversary of the Grant Date, but subject to acceleration as set forth in Section 8(f) below.
	8.	TERMS AND CONDITIONS OF OPTIONS.
		Any Option granted pursuant to the Plan shall be evidenced
by an Option Agreement in such form as the Committee shall from time to time determine, which Option Agreement shall comply with and be subject to the following terms and conditions:
		(a)	Optionee's Agreement.  Each Optionee shall agree to
remain a director of and to render to the Corporation services for the remainder of the term for which the director was elected, but such agreement shall not impose upon the Corporation any obligation to retain the Optionee as a director for any period.
		(b)	Number of Shares.  Each Option shall state the number
of shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 9 hereof.
		(c)	Exercise Price.  Each Option shall state the Exercise
Price, which price shall be 100% of the Fair Market Value on the Grant
Date.
		(d)	Medium and Time of Payment.  The Purchase Price shall
be payable in full upon the exercise of the Option.  The Purchase Price may be paid (i) in cash or by certified check or by bank draft; (ii)
subject to any legal restrictions and obligations regarding the purchase of shares for promissory notes or evidences of indebtedness, by delivery of Optionee's promissory note in a form satisfactory to the Corporation and (at the election of the Corporation) secured by a Pledge Agreement of the shares purchased or other security; or (iii) by the surrender of shares of the Common Stock in good form for transfer, owned by the person exercising the Option and having an aggregate Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of the foregoing, so long as the total thereof equals the
Purchase Price.  No share of Common Stock shall be issued upon the exercise of an Option until full payment therefor has been made.
		(e)	Tax Withholding.  The Corporation shall have the power
to withhold, or require an Optionee to remit to the Corporation, an amount sufficient to satisfy Federal, state, and local withholding tax requirements on the exercise of any Options under the Plan. To the extent permissible under applicable tax, securities, and other laws, the
Board may, in its sole discretion, permit an Optionee to satisfy an obligation to pay any tax to any governmental entity in respect of exercise, up to an amount determined on the basis of the highest marginal tax rate applicable to such Optionee, in whole or in part, by
(i) directing the Corporation to apply shares of Common Stock issuable upon exercise of the Option or (ii) delivering to the Corporation shares of Common Stock owned by the Optionee.
		(f)	Term and Exercise of Options; Vesting and
Acceleration. Each Option Agreement shall have a term of ten (10) years from the Effective Date and shall state the time or times when the Option so evidenced becomes exercisable. All Options under this Plan expire not later than the tenth (10th) anniversary of the date of grant.
Options shall vest and become exercisable at the basic rate of twelve and one-half percent (12.5%) of the number of shares covered thereby per year, commencing on the first (1st) and continuing through the eighth
(8th) anniversary of the Grant Date. If the Common Stock achieves a Fair Market Value on five (5) trading days in any period of twenty (20) consecutive trading days during the term of the Option equal to, or greater than, the percentage of the Exercise Price of the Option set forth under Column A below, then, commencing with the first anniversary of the Grant Date, the vesting and exercisability of the Option shall be accelerated and vest proportionately and retroactively over the accelerated period set forth in Column B below at the adjusted annual rate set forth in Column C below:

	Column A	    Column B	           Column C

			                          Adjusted Annual
		          Vesting Over	      Vesting Rate Commencing
  % of Exercise Price	Accelerated Period	With 1st Anniversary
	125%	            6 years		       16 2/3%

	200%	            4 years	                   25%

	300%	            1 year	                  100%
	             (but not prior to
	              July 1, 1995)

	Any acceleration and shortening of the vesting period of an
Optionee's Option in accordance with the foregoing shall be cumulative and permanent, but early vesting shall not occur prior to July 1, 1995.
		(g)	Termination of Status as Director.  In the event that
an Optionee shall cease to be a director of the Corporation for any reason, including death or Disability, such Optionee or the Optionee's heirs and personal representatives, as the case may be, shall have the right to exercise Options at any time within ninety (90) days after such termination to the extent that, at the date of such termination, the
Optionee's right to exercise such Options had vested pursuant to the terms of the Plan and of the Option Agreement and had not previously been exercised; provided, however, that if, prior to the date of termination of Optionee's status as a Director, an event has occurred giving rise to the repurchase right set forth in Section 10 hereof, such right to exercise vested options shall expire at the later of the end of such 90-day period or the end of the 180-day period set forth in Section
10.  An Optionee's right to exercise the then unvested portion of
Options shall terminate as of the date of termination of the Optionee's status as a director.
		(h)	Nontransferability of Options.  During the lifetime of
an Optionee,  Options shall be exercisable only by the Optionee and shall not be assignable or transferable, except pursuant to a qualified domestic relations order, as defined in the Code or the Employee
Retirement Income Security Act, or the rules thereunder.  In the event of the Optionee's death, no Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution.
		(i)	Rights as a Stockholder.  An Optionee or a transferee
of an Optionee shall have no rights as a stockholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 9.
		(j)	Registration Rights.  An Option may provide for the
right of an Optionee to require the Corporation to register the shares issuable on exercise of an Option and the right to include such shares in other registrations of the Corporation.
		(k)	Other Provisions.  An Option Agreement authorized
under the Plan may contain other provisions not inconsistent with the terms of the Plan.
	9.	CHANGES IN CAPITAL STRUCTURE.
		In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the
Corporation by reason of merger, consolidation or reorganization in which the Corporation is the surviving corporation or of a
recapitalization, stock split, combination of shares, reclassification, reincorporation, stock dividend (in excess of 2%), or other change in the capital structure of the Corporation, appropriate adjustments shall be made by the Board of Directors in the aggregate number and kind of shares subject to the Plan and to the grant of Options hereunder, and the number and kind of shares and the price per share subject to outstanding Options in order to preserve, but not to increase, the benefits to persons then holding Options under the Plan.
		In the event that the Corporation at any time proposes to
(i) dissolve or liquidate, or to merge into, consolidate with or to enter into any other reorganization (including the sale of substantially all of its assets) in which the Corporation is not the surviving corporation, or (ii) enter into a merger or other reorganization as a result of which the outstanding shares of Common Stock will be changed into or exchanged for shares of the capital stock or other securities of another corporation or for cash or other property, then the Board of
Directors or the Committee shall cause written notice of the proposed transaction to be given to all Optionees not less than thirty (30) days prior to the anticipated effective date of the proposed transaction, and all Options shall be accelerated and, prior to the effective date of the proposed transaction, each Optionee shall have the right to exercise all
Options held by him in respect of any or all shares then subject thereto.
		The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
	10.	PERMISSIVE RESALE TO CORPORATION.
		(a)	In the event,
			(i)	any "person" or "group" of persons (as the terms
"person" and "group" are used in Section 13(d) and 14(d) of the
Securities Exchange Act of 1934 and the rules thereunder)
				(A) makes a tender offer or exchange offer or
enters into a merger or other acquisition agreement (collectively, the
"Offer") to acquire the beneficial ownership, directly or indirectly, of securities of the Corporation representing 15% or more of the combined voting power of the then outstanding securities of the Corporation, and
				(B) such "person" or "group" of "persons" does
not substantially concurrently offer to purchase each of the then outstanding Options evidenced hereby in connection with such Offer for a price at least equal to the Repurchase Price (as defined below), or
			(ii) a majority of the Board of Directors of the Corporation shall be comprised of persons who were not originally elected to such office as part of the "Company Nominated Slate" of directors (i.e., the slate of nominees proposed by the Board of
Directors in office immediately prior to the election or any other change in directors),
then Optionee shall have the right to require the Corporation to repurchase (the "Repurchase") the then outstanding Options (including
Options which are unvested on the date set for the Repurchase) at the
Repurchase Price for a period ending one hundred eighty (180) days following the date on which (i) such "person" or "group" actually acquires any securities of the Corporation pursuant to such Offer; or
(ii) a majority of the Board of Directors of the Corporation shall be comprised of persons who were not elected as part of the "Company
Nominated Slate" of directors.  On the occurrence of the events described in Section 10(a)(i) hereof, the Repurchase Price shall be equal to the difference between (i) the Acquisition Price (as defined below) and (ii) the Exercise Price.  The Acquisition Price shall be equal to the sum of all (i) money and (ii) the fair market value of any property actually paid or transferred for a share of the Common Stock of the Corporation by such "person" or "group" pursuant to such Offer.  On the occurrence of the events described in Section 10(a)(ii) hereof, the Repurchase Price shall be equal to the difference between (i) the highest "Fair Market Value" (as defined in Section 2(i)) during the ten
(10) trading days prior to such event and (ii) the Exercise Price.
		(b)	The Repurchase shall be effected by delivery of a
notice (the "Repurchase Notice") to the Corporation within the one hundred eighty (180) day period described above setting forth Optionee's name, Optionee's intention to exercise his rights to the Repurchase, the number of Options held by Optionee, the Repurchase Price, and the date
(which shall not be less than four (4) business days from the date of the delivery of the Repurchase Notice) on which the Repurchase is to occur.  On the date set for the Repurchase, the Corporation shall immediately pay Optionee, in cash or by certified or bank cashier's check made payable to the order of Optionee, an amount equal to the
Repurchase Price multiplied by the number of Options surrendered for
Repurchase (the "Aggregate Repurchase Price").
	11.	SECURITIES LAW REQUIREMENTS.
		Notwithstanding any other provisions of the Plan or
agreements made pursuant to the Plan, the Corporation shall not be required to issue or deliver any certificate or certificates for shares of stock upon the exercise of any Option prior to fulfillment of all of the following conditions:
		(a)	Securities Exchange.  The listing, or approval for
listing upon notice of issuance, of such shares on any securities exchange as may at the time be a market for the Common Stock;
		(b)	Qualification.  Any registration or other
qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Board or the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and
		(c)	Consents.  The obtaining of any other consent,
approval or permit from any state or federal governmental agency which the Board or the Committee shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.
	12.	AMENDMENTS TO THE PLAN.
		The Board may, insofar as permitted by law, from time to
time, with respect to any shares of Common Stock at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, provided, however, that the Board may condition any such revision or amendment on approval of the stockholders if the Board determines that such approval is necessary or desirable for any reason, including, without limitation, to comply with any laws, rules or regulations pertaining to the Plan, and provided further that the Plan provisions relating to the amount and timing of Options awarded hereunder, and the Exercise Price thereof, shall not be amended more than once every six (6) months, other than to comport with changes in the Code or the Employee Retirement Income Security Act, or rules thereunder.
	13.	APPLICATION OF FUNDS.
		The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of Options will be used for general corporate purposes.